SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): November 27, 1996
                                                    (November 27, 1996)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000



 .......................................................................
     (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a press release reporting on a repurchase of certain of its debt securities.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on November 27, 1996 by Franklin Resources, Inc.

                       SIGNATURES


       Pursuant  to  the requirements of the  Securities
Exchange  Act  of 1934, the registrant has  duly  caused
this   report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.


                           FRANKLIN RESOURCES, INC.
                           (Registrant)


Date: November 27, 1996  /s/____________________
                            LESLIE M. KRATTER
                            Vice President


                     (c)   Exhibits


         Exhibit "A"       Press Release issued on November 27,1996
                           by Franklin Resources, Inc.